UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________

SCHEDULE 14A INFORMATION

__________________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RUMBLE INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
Thursday, June 12, 2025, 10:00 a.m. (Eastern Time)
Virtual Meeting Only — No Physical Meeting Location

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Rumble Inc. will be held virtually on Thursday, June 12, 2025 at 10:00 a.m. (Eastern Time) via a live webcast.

ITEMS OF BUSINESS

At the Annual Meeting, you will be asked to:

1.      Elect each of the Board of Directors’ seven nominees for director to serve until the 2026 Annual Meeting of Stockholders;

2.      Ratify the appointment of Moss Adams LLP as our independent auditors for the fiscal year ending December 31, 2025; and

3.      Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND MEETING INFORMATION

Stockholders of record as of the close of business on April 17, 2025, will be able to participate in the Annual Meeting by visiting our meeting website at virtualshareholdermeeting.com/RUM2025. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice of internet availability of the proxy materials, proxy card, or instructions accompanying your proxy materials. If you have any questions about your control number, please contact the bank, broker, or other nominee that holds your shares. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. Online check-in will begin at 9:45 a.m. Eastern Time. Stockholders can submit questions in advance of the meeting and access copies of our proxy statement and annual report by visiting proxyvote.com.

VOTING YOUR PROXY

Your vote is important.    Stockholders are cordially invited to attend and participate in the Annual Meeting via our live webcast. Whether or not you plan to attend the Annual Meeting, please promptly complete and return your proxy card in the enclosed envelope, or submit your proxy by telephone, by mail, or via the internet as described in your proxy card or voting instruction form. As described below, you may also vote electronically at the Annual Meeting if you attend and participate in the Annual Meeting. Each outstanding share of Class A Common Stock and Class C Common Stock is entitled to one vote per share, and each outstanding share of Class D Common Stock is entitled to 11.2663 votes per share on all matters presented at the Annual Meeting.

By Order of the Board of Directors:

Chris Pavlovski
Chairman and CEO
April 25, 2025

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of Stockholders to be Held on June 12, 2025. This Notice of Annual Meeting of Stockholders, the Proxy Statement, and the 2024 Annual Report to Stockholders are available at proxyvote.com.

You are cordially invited to attend the Annual Meeting online. Your vote is important. Whether or not you expect to attend the Annual Meeting online, please complete, date, sign, and return the proxy mailed to you, or vote over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that agent to vote your shares that are held in such agent’s name and account.

i

RUMBLE INC.
444 Gulf of Mexico Drive
Longboat Key, Florida 34228

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2025 at 10:00 a.m., Eastern Time

GENERAL INFORMATION

The Proxy Materials for our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Rumble Inc. (“Rumble” or the “Company”) include the Notice of Internet Availability of Proxy Materials (the “Notice”), Notice of Annual Meeting, this Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (collectively, the “proxy materials”) are first being furnished by and on behalf of the Board of Directors of the Company (the “Board of Directors”) on or about April 25, 2025.

We were a special purpose acquisition company called CF Acquisition Corp. VI (“CFVI”) prior to the closing of a business combination (the “Business Combination”) on September 16, 2022. The Business Combination represents the transactions contemplated by the business combination agreement, dated December 1, 2021 (the “Business Combination Agreement”), whereby Rumble Inc., a corporation formed under the laws of the Province of Ontario, Canada (“Legacy Rumble”), became a wholly owned subsidiary of CFVI. In connection with the consummation of the Business Combination, CFVI was renamed “Rumble Inc.” and Legacy Rumble was renamed Rumble Canada Inc.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because our Board of Directors is soliciting your proxy to vote at the Annual Meeting, to be held on Thursday, June 12, 2025 at 10:00 a.m. Eastern Time. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

The Notice will provide instructions as to how a stockholder of record may access and review the proxy materials on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice will also provide voting instructions. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

We intend to mail the Notice on or about April 25, 2025 to all stockholders of record who are entitled to vote at the Annual Meeting. The proxy materials will be made available to stockholders on the internet on the same date.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. Instructions on how to access the proxy materials over the internet or to request a paper copy may be found in the Notice. In addition, the notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.

Why is Rumble conducting the Annual Meeting virtually?

The Annual Meeting will be held in a virtual format to reach a greater number of our stockholders.

When is the record date for the Annual Meeting?

The Board of Directors set the close of business on April 17, 2025 as the record date for the Annual Meeting (the “Record Date”).

How do I attend, participate in, and ask questions during the Annual Meeting?

You are entitled to participate in the Annual Meeting only if you were a stockholder or a joint holder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. You will be able to attend the annual meeting online and submit your questions before and during the meeting by visiting virtualshareholdermeeting.com/RUM2025. You will also be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you have any questions about your control number, please contact the bank, broker, or other nominee that holds your shares. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 9:45 a.m. Eastern Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.

Stockholders who attend and participate in the Annual Meeting can submit questions electronically until the start of the meeting at proxyvote.com. In addition, stockholders who attend and participate in the virtual Annual Meeting will also have an opportunity to submit questions via the Internet during the live Q&A portion of the meeting. The Company will use reasonable efforts to answer all questions pertinent to meeting matters during the Annual Meeting, subject to time constraints and the rules of conduct for the Annual Meeting. If we receive questions on similar topics, we may group such questions together and provide a single response.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the numbers shown on the virtual meeting landing page.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote online at the Annual Meeting. As of the Record Date, we had 434,423,519 shares of common stock outstanding and entitled to vote, consisting of 214,941,922 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), 123,690,477 shares of Class C common stock, par value $0.0001 per share (the “Class C Common Stock”) and 95,791,120 shares of Class D common stock, par value $0.0001 per share (the “Class D Common Stock”). Each share of Class A Common Stock and Class C Common Stock is entitled to one vote per share, and each share of Class D Common Stock is entitled to 11.2663 votes per share on any matter presented to stockholders at the Annual Meeting. The holders of Class A Common Stock, Class C Common Stock, and Class D Common Stock will vote together as a single class on all matters to be presented to stockholders at the Annual Meeting (other than the election of the Class A Director (as defined below)).

Information as to how to obtain the list of stockholders entitled to vote at the Annual Meeting will be available during the ten days preceding the Annual Meeting on the website for the Annual Meeting: www.virtualshareholdermeeting.com/RUM2025.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the Internet, by telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held, not in your name, but rather in an account at a broker, bank or other agent, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other agent. Check with your broker, bank, or other agent, and follow the instructions you receive during the registration process prior to the Annual Meeting.

What are the proposals on which I’m voting?

There are two matters scheduled for a vote:

•        Proposal No. 1 — To elect seven directors to hold office until the 2026 Annual Meeting of Stockholders; and

•        Proposal No. 2 — To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy, Chris Pavlovski, Chairman and Chief Executive Officer and Sergey Milyukov, Associate General Counsel, to vote on those matters in accordance with their best judgment. As of the date of this Proxy Statement, the Board of Directors did not know of any other business to be presented for consideration at the Annual Meeting.

What are my voting options and how do I vote?

You may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the proposal to ratify the selection of Moss Adams LLP, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote (1) online during the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•        To vote during the Annual Meeting, stockholders may do so by visiting the following website: www.virtualshareholdermeeting.com/RUM2025. Even if you plan to participate in the Annual Meeting, we recommend that you also vote in advance using one of the methods described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

•        To vote in advance of the Annual Meeting through the internet, stockholders who have received a notice of the internet availability of the proxy materials by mail may submit proxies over the internet by following the instructions on the notice. Stockholders who have received notice of the internet availability of the proxy materials by e-mail may submit proxies over the internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the internet by following the instructions on the proxy card or voting instruction card.

•        To vote in advance of the Annual Meeting by telephone, stockholders of record who live in the U.S. or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received a notice of the internet availability of the proxy materials by mail or by email must have the control number that appears on their notice available when voting.

•         To vote in advance of the Annual Meeting by mail, stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close during the annual meeting.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A Common Stock or Class C Common Stock that you own as of the Record Date. Shares of Class D Common Stock are entitled to 11.2663 votes per share on any matter presented to stockholders at the Annual Meeting (other than the election of the Class A Director (as defined below)). All shares of Class D Common Stock that are outstanding are beneficially owned by Chris Pavlovski, our Founder and Chief Executive Officer.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1 without your instructions, but may vote your shares on Proposal No. 2 even in the absence of your instructions. We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this Proxy Statement.

If you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director and “For” the ratification of selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. If any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matter in accordance with their best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices you receive to ensure that all of your shares are voted.

Can I revoke my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

•        You may submit another properly completed proxy card with a later date.

•        You may grant a subsequent proxy by telephone or through the internet.

•        You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228.

•        You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted, and what effect do abstentions and broker non-votes have on the proposals?

For Proposal No. 1, in the election of directors, you may vote “For” or “Withhold” with respect to each of the nominees. In tabulating the voting results for the election of directors, only “For” votes are counted.

For Proposal No. 2, you may vote “For,” “Against,” or “Abstain.” If you elect to abstain on Proposal no. 2, the abstention will have the same effect as an “Against” vote.

If you are the beneficial owner of shares held in the name of a broker, trustee, or other nominee and do not provide that broker, trustee, or other nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers, trustees, or other nominees may generally vote on routine matters but cannot vote on non-routine matters. Only Proposal No. 2 (ratifying the appointment of the independent registered public accounting firm) is expected to be considered a routine matter. The other proposal is not expected to be considered a routine matter, and without your instructions, your broker cannot vote your shares with respect to such a proposal. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered votes cast or entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of Proposal No. 1. Note that whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, trustee, or other nominee on how to vote your shares on all proposals to ensure your vote is counted.

How many votes are needed to approve each proposal?

•        Proposal No. 1 — For the election of directors, pursuant to our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), one director designated as the Class A Director by our Board of Directors, which director nominee is Jerry Naumoff (the “Class A Director”), will be elected by a plurality of the votes of the shares of our Class A Common Stock, present by virtual attendance or represented by proxy at the meeting and entitled to vote on the election of directors and the remaining directors will be elected by a plurality of the votes of our Class A Common Stock, Class C Common Stock and Class D Common Stock (voting together as a single class) present by virtual attendance or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the seven nominees receiving the most “For” votes will be elected. Accordingly, only votes “For” will affect the outcome of the election of directors and broker non-votes and votes that are withheld will not affect the election of directors.

•        Proposal No. 2 — To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, the proposal requires the affirmative vote of a majority of the shares present, in person or represented by proxy, and entitled to vote on that proposal at the Annual Meeting. Accordingly, this proposal must each receive “For” votes from the holders of a majority of the votes of the shares of our Class A Common Stock, Class C Common Stock and Class D Common Stock (voting together as a single class) present by virtual attendance or represented by proxy and entitled to vote on such matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

How many shares must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the Annual Meeting online or represented by proxy. The inspector of election appointed for the Annual Meeting will determine whether or not a quorum is present. The inspector of elections will be a representative from an independent firm, Broadridge.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the voting power of the shares present at the Annual Meeting by virtual attendance or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting.

When are stockholder proposals and director nominations due for the 2026 Annual Meeting of Stockholders?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, our Corporate Secretary must receive the notice not later than the close of business on December 29, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Rumble Inc.
Attention: Corporate Secretary
444 Gulf of Mexico Drive
Longboat Key, Florida 34228

Director Nominations

Holders of our common stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”). Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Information Regarding the Board of Directors and Corporate Governance-Nominating and Corporate Governance Committee.”

Our Amended and Restated Bylaws (the “Bylaws”) permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director candidate, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, for the 2026 annual meeting of stockholders, requires that the notice be received by our Corporate Secretary between the close of business on February 12, 2026, and the close of business on March 14, 2026 for stockholder proposals that are not intended to be included in a proxy statement.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules in connection with our 2026 annual meeting of stockholders, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2026.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors presently has seven members, five of whom are deemed “independent” under the SEC rules and listing standards of The Nasdaq Stock Market (“Nasdaq”). Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors or by a sole remaining director. Upon the recommendation of the Nominating and Corporate Governance Committee of our Board of Directors, our Board of Directors has nominated the seven director nominees listed below for election at the Annual Meeting. Each of the director nominees currently serves on the Board of Directors. The current term of all directors will expire at the Annual Meeting when their successors are elected, and the Board of Directors has nominated each of these individuals for a new one-year term that will expire at the 2026 Annual Meeting of Stockholders when their successors are elected.

The Class A Director will be elected by a plurality of the votes cast by the holders of shares of our Class A Common Stock, present by virtual attendance or represented by proxy at the meeting and entitled to vote on the election of directors and the remaining directors will be elected by a plurality of the votes cast by the holders of shares of our Class A Common Stock, Class C Common Stock and Class D Common Stock (voting together as a single class), present by virtual attendance or represented by proxy at the meeting and entitled to vote on the election of directors. Accordingly, the seven nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve if elected.

The Nominating and Corporate Governance Committee believes that all directors must, at a minimum, meet the criteria set forth in the Company’s Code of Conduct and Ethics and the Corporate Governance Guidelines, which specify, among other things, that the Nominating and Corporate Governance Committee will consider criteria such as independence, diversity, age, skills, and experience in the context of the needs of the Board of Directors. The Nominating and Corporate Governance Committee also will consider a combination of factors for each director, including (a) the nominee’s ability to represent all stockholders without a conflict of interest, (b) the nominee’s ability to work in and promote a productive environment, (c) whether the nominee has sufficient time and willingness to fulfill the substantial duties and responsibilities of a director, (d) whether the nominee has demonstrated the high level of character, ethics and integrity expected by the Company, (e) whether the nominee possesses the broad professional and leadership experience and skills necessary to effectively respond to the complex issues encountered by a publicly-traded company, and (f) the nominee’s ability to apply sound and independent business judgment. The following is a brief biography of the nominees for election at the Annual Meeting.

NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Chris Pavlovski, age 41, is the Founder and Chief Executive Officer of Rumble and has served as a member of our Board of Directors since September 2022, and has served as a member of the board of directors of Legacy Rumble since 2013. As a three-time successful entrepreneur, Mr. Pavlovski has over 20 years’ experience in the online marketing and advertising space. After building websites daily in his teenage years, Mr. Pavlovski founded Jolted Media Group and served as its Chief Executive Officer. During the same time, Mr. Pavlovski served as the director of marketing for NASA’s Next Giant Leap from 2009 through 2012, leading corporate donations, sponsorships, and internet marketing strategies. Mr. Pavlovski also founded Cosmic Development in 2011, a global IT business employing 150+ employees with offices in Europe and North America. The business was ranked as the 2nd best employer in Macedonia and has been the recipient of numerous awards. Mr. Pavlovski also sits on numerous boards, including Macedonia 2025, a not-for-profit organization focused on economic and educational development in Macedonia. As a result of his success, Mr. Pavlovski became a finalist for the Ernst & Young Entrepreneur of the Year in 2010. Prior to his entrepreneurial journey, Mr. Pavlovski served as a Network Administrator at Microsoft and studied at the University of Toronto. We believe that Mr. Pavlovski’s extensive experience in technology, online marketing and advertising, along with his unique perspective on technology-related matters, qualify him to serve as a member of our Board of Directors.

Nancy Armstrong, age 58, has served as a member of our Board of Directors since September 2022. Ms. Armstrong is an Emmy-nominated producer and the founder/executive producer of Happy Warrior Media. She recently launched her award-winning documentary on ADHD, “The Disruptors”. Previously, she co-founded and was an executive producer of MAKERS since 2010, a leading women’s video and media platform and library. Prior to MAKERS, Ms. Armstrong began her career in media at Ogilvy, Inc. in New York City. Ms. Armstrong is a graduate of the University of Wisconsin-Madison and received a master’s degree in communications from Boston University. We believe that Ms. Armstrong’s extensive media and advertising experience qualifies her to serve as a member of our Board of Directors.

Katie Biber, age 46, has served as a director of Rumble since January 2025. Ms. Biber serves as Chief Legal Officer at Paradigm, leading the firm’s legal, regulatory, compliance, and policy functions, and has held this position since June 2022. She joined Paradigm from Brex, a financial products provider, where she served as Chief Legal Officer from June 2020 to June 2022. Previously, she was General Counsel at Anchorage, the first crypto-native custody and trading platform for institutional investors, and has been an observer on Anchorage’s board of directors since July 2020. Since June 2021, Ms. Biber has also served on the board of directors of Protocol Labs, an open-source software development company. Ms. Biber was also an early lawyer at Airbnb, where she managed U.S. regulatory and litigation issues. Earlier in her career, Ms. Biber worked as a political and election lawyer, representing candidates, political party committees, and non-profit groups in high-stakes enforcement actions, congressional investigations, and litigation. Ms. Biber served as a clerk to the Hon. Timothy M. Tymkovich on the U.S. Court of Appeals for the Tenth Circuit. Ms. Biber received her J.D. from Harvard Law School and a B.A. from George Washington University. We believe that Mr. Biber’s extensive legal and technology experience qualifies her to serve as a member of our Board of Directors.

Paul Cappuccio, age 63, has served as a member of our Board of Directors since September 2022 and served as a member of the board of directors of Legacy Rumble from January 2021 through September 2022. Mr. Cappuccio is currently employed as a managing partner of the Torridon Law Firm, a position he has held since May 2024. Mr. Cappuccio has also served as a director of Chipotle Mexican Grill, Inc. (NYSE: CMG) from 2016 to 2020 (where Mr. Cappuccio served as the chairman of the Nominating and Governance Committee and on the Audit Committee) and Central European Media Enterprises (Nasdaq: CETV) from 2009 to 2018. Mr. Cappuccio also served as the Chief Legal Officer and General Counsel of NJOY, LLC, a privately held company that sells electronic nicotine delivery systems to adult smokers and former smokers, from January 2020 to June 2023. From 2019 to 2020, Mr. Cappuccio served as Vice Chairman of dtx, a digital company that connects consumers with brands through QR codes. From January 2001 to June 2018, Mr. Cappuccio served as Executive Vice President and General Counsel of Time Warner, Inc., a consolidated worldwide media and entertainment company. From August 1999 to January 2001, he served as Senior Vice President and General Counsel at America Online, Inc., an internet access company. Prior to this, Mr. Cappuccio was a partner at Kirkland & Ellis and served as an Associate Deputy Attorney General at the U.S. Department of Justice. Additionally, Mr. Cappuccio served as a law clerk to two Justices of the Supreme Court of the United States, the Hon. Anthony M. Kennedy and the Hon. Antonin Scalia. Mr. Cappuccio received his J.D. from Harvard Law School and a B.A. from Georgetown University. We believe that Mr. Cappuccio’s experience as a leader in the legal, media and entertainment, and technology industries, as well as his prior service on multiple public company boards, qualifies him to serve as a member of our Board of Directors.

Phil Evershed, age 64, has served as a member of our Board of Directors since March 2025. Mr. Evershed has been a Managing Partner at PointNorth Capital, an advisory and investment management company, since 2015. Previously, Mr. Evershed was Global Head of Investment Banking at Canaccord Genuity, a full-service financial services firm, from 2010 to 2015. In 2005, Mr. Evershed co-founded Genuity Capital Markets, a privately held investment bank that was sold in 2010, and prior to that, Mr. Evershed was the Co-Head of Investment Banking and the Head of Mergers and Acquisitions at the Canadian Imperial Bank of Commerce (CIBC), where he was employed from 1990 to 2005.

Prior to joining CIBC, Mr. Evershed was Chief of Staff to the Deputy Prime Minister of Canada and Minister of Privatization until 1990. Since July 2022, Mr. Evershed has served on the board of directors of Verticalscope, a cloud-based digital community platform. He has also served on the board of Iogen Corp., a biotechnology firm specializing in low-carbon biofuels since January 2024, and the board of Third Lane Mobility Inc., a consumer mobility company. Previously, Mr. Evershed served as Chairman of the Board of Sirius-XM Satellite Radio (Canada), a broadcasting company from June 2005 to May 2023, and as a board member of Bird Global, Inc. (NYSE:BRDS), an electric scooter company, from March 2023 to December 2023. Mr. Evershed received Master of Arts in Economics from the University of Toronto in 1985 and Honours Bachelor of Arts at the School of Business and Economics from Wilfrid Laurier University in 1983. We believe that Mr. Evershed’s extensive financial and business expertise qualifies him to serve as a member of our Board of Directors.

Jerry Naumoff, age 67, has served as a member of our Board of Directors since November 2024. Mr. Naumoff is Chairman Emeritus and Founding Partner of Taskforce BPO, a business process outsourcing service, and he previously served as the CEO and Chairman of the Board of Taskforce, one of the fastest-growing companies in Southeast Europe from July 2017 to January 2022. Mr. Naumoff previously served as Minister for Foreign Direct Investments for the Government of the Republic of Macedonia from May 2013 to June 2017. In 1993, Mr. Naumoff was the Founder and President of The Naumoff Group, Inc., a total risk management advisory firm. Mr. Naumoff holds a B.S. in Business Administration and Marketing from Ball State University. We believe that Mr. Naumoff’s extensive international business experience qualifies him to serve as a member of our Board of Directors. Mr. Naumoff’s son is a non-executive, salaried employee of the Company.

Ryan Milnes, age 42, has served as a member of our Board of Directors since September 2022, and served as a member of the board of directors of Legacy Rumble from 2013 through September 2022. Mr. Milnes is an accomplished entrepreneur and the co-founder and Chief Executive Officer of Cosmic Development, a global IT business employing more than 150 employees with offices in Europe and North America. Since founding Cosmic in 2013, Mr. Milnes has overseen Cosmic’s provision of content editing and moderation services to Rumble. He is the owner and director of multiple businesses that focus on tech and real estate. Mr. Milnes holds a film degree from the Toronto Film School. We believe that Mr. Milnes’s experience as an entrepreneur in the information technology industry qualifies him to serve as a member of our Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES ABOVE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Family Relationships

There are no family relationships among any of our directors or executive officers.

Controlled Company

For purposes of the Nasdaq Listing Rules, we are a “controlled company.” Under the Nasdaq rules, controlled companies are companies of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. Chris Pavlovski owns approximately 83% of the outstanding voting power, on a fully diluted basis, for the election of directors. As a “controlled company,” we are exempt from the requirement that a majority of the Board of Directors be independent.

Director Independence

Our common stock is listed on Nasdaq. As required under Nasdaq listing standards (other than with respect to a “controlled company,” which our company is), a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. In addition, the Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be “independent.” Our Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

The Board of Directors has reviewed the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, the Board of Directors affirmatively determined that none of the directors has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the directors, other than Mr. Pavlovski and Mr. Milnes, is “independent” as that term is defined under the Nasdaq listing standards.

Board of Directors Leadership Structure

Our Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board of Directors and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Mr. Pavlovski currently serves in a combined role of Chairman of the Board of Directors and Chief Executive Officer.

Our Board of Directors exercises its judgment in combining or separating the roles of Chairman of the Board of Directors and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board of Directors will continue to exercise its judgment on an ongoing basis to determine the optimal leadership structure that the Board of Directors believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board of Directors and management and facilitating effective communication between the two. The Board of Directors has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors. Our Corporate Governance Guidelines provide that an independent “lead director” will be selected from among the independent directors when the Chairperson of the Board is not an independent director to preside over executive sessions among non-management directors, which are to be held at least annually. Our Board of Directors has designated Jerry Naumoff as the independent “lead director.”

Role of the Board of Directors in Risk Oversight

One of the key functions of the Board of Directors is the informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for reviewing the major risks facing our company and the Audit Committee of the Board of Directors (the “Audit Committee”) has the responsibility to review and discuss with management and the independent auditor any significant risks or exposures and our company’s policies and processes with respect to risk assessment and risk management. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee of the Board of Directors (the “Compensation Committee”) also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Meetings of The Board of Directors and Its Committees

The Board of Directors met twenty-one times, the Audit Committee met ten times, the Compensation Committee met five times, and the Nominating and Corporate Governance Committee met three times during the fiscal year ended December 31, 2024. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served held during the year ended December 31, 2024.

We expect our directors and director nominees to attend the Annual Meeting.

Information Regarding Committees of the Board of Directors

The Board of Directors has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Pursuant to our Bylaws, the Board of Directors may establish such other committees as may be permitted by law. The following table provides current membership information for each of these Board of Directors committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Chris Pavlovski
Nancy Armstrong		X	X
Paul Cappuccio	X	X*
Ryan Milnes
Katie Biber	X		X
Phil Evershed	X*
Jerry Naumoff	X		X*
Total meetings in the fiscal year ended December 31, 2024	10	5	3

____________

X       Committee Member

*        Committee Chair

Below is a description of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors. Each of the committees operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board of Directors for approval. The written charters of the committees are available at the investors section of our website at investors.rumble.com.

Audit Committee

The members of our Audit Committee consist of Phil Evershed, Katie Biber, Jerry Naumoff and Paul Cappuccio. Phil Evershed serves as the chairman of the committee. Under the Nasdaq Listing Rules, we are required to have at least three (3) members on the audit committee. The Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be composed solely of independent directors, and each committee member qualifies as an independent director under applicable rules. Phil Evershed, Katie Biber, Jerry Naumoff and Paul Cappuccio are each financially literate, and Phil Evershed, Jerry Naumoff and Paul Cappuccio each qualify as an “audit committee financial expert” as defined in applicable SEC rules.

The functions of this committee include:

•        sole responsibility for the appointment, evaluation, compensation, retention and, if appropriate, replacement of the independent auditor;

•        assessment of the independence of the independent auditor;

•        evaluation of the qualifications and performance of the independent auditor, including the lead audit partner;

•        oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•        review and approval of all related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”) for potential conflict of interest situations

•        oversight of the integrity of financial statements and other financial disclosures and management’s design and maintenance of the company’s internal control over financial reporting and disclosure controls and procedures;

•        preparing annually an audit committee report for inclusion, where necessary, in the proxy statement relating to the annual general meeting of stockholders and/or annual report of the Company;

•        reviewing with the independent auditor the responsibilities, budget, staffing, effectiveness and performance of the internal audit function, and reviewing and assessing the annual internal audit plan, if any, the process used to develop the plan, and the status of activities, significant findings, recommendations and management’s response; and

•        risk management, oversight of legal and regulatory compliance, and establishment and oversight of whistleblower procedures.

Compensation Committee

The members of our Compensation Committee consist of Paul Cappuccio and Nancy Armstrong. Paul Cappuccio serves as the chairman of the committee. Under the Nasdaq Listing Rules, we are required to have at least two members on the compensation committee. The Nasdaq Listing Rules require that the compensation committee of a listed company (other than that of a “controlled company,” which our company is) be composed solely of independent directors, and each of Paul Cappuccio and Nancy Armstrong qualifies as an independent director under applicable rules.

The functions of the committee include:

•         establishment and review the objectives of the management compensation programs and basic compensation policies;

•         evaluation of the performance of the executive officers against corporate goals and objectives and determination and approval of the compensation (including any awards under any equity-based compensation or non-equity-based incentive compensation plan and any material perquisites) for the executive officers;

•        a periodic assessment of CEO performance;

•        review of the compensation of other employees as the committee determines to be appropriate;

•        review of management compensation programs, including any management incentive compensation plans as well as plans and policies pertaining to perquisites, to determine whether they are appropriate;

•        review, approval and recommendation to the Board of Directors with respect to the adoption or modification of any equity-based compensation plan;

•        administration of equity-based compensation plans for our employees, consultants and contractors as provided by the terms of such plans, including authorizing all awards made pursuant to such plans;

•        succession planning for key executives;

•        review of the manner in which any risks arising out of the Company’s compensation policies and practices are monitored;

•        review the form and amount of non-employee director compensation; and

•        oversight and monitoring of other compensation-related policies and practices of the Company.

Compensation Consultants

During the fiscal year ended December 31, 2024, the Compensation Committee retained Mercer as its compensation consultant. The Compensation Committee requested that Mercer:

•        provide market information, analysis, and other advice relating to executive compensation on an ongoing basis;

•        advise on the updates to the Company’s peer group and provide support and analysis regarding executive and director compensation;

•        support with the annual CEO evaluation process;

•        complete a Board of Directors compensation assessment and recommendations;

•        advise on the executive succession planning process;

•        evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and

•        assist in refining our compensation strategy and in implementing our executive compensation program to execute that strategy.

As part of its engagement, Mercer was requested by the Compensation Committee to develop and continually update a comparative group of peer companies and to perform analyses of competitive performance and compensation levels and design for that group. At the request of the Compensation Committee, Mercer also engaged in discussions with members of the Compensation Committee and senior management to learn more about our business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete. Following an active dialogue with Mercer, the Compensation Committee considered Mercer’s input as part of its decision-making process.

The Compensation Committee has evaluated its relationship with Mercer to ensure that it believes that such firm is independent from management. This review process included a review of the services that Mercer provided, the quality of those services and the fees associated with the services provided during the fiscal year ended December 31, 2024. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the Nasdaq listing standards, and such other factors as were deemed relevant under the circumstances, the Compensation Committee has determined that no conflict of interest was raised as a result of the work performed by Mercer.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that have served or currently serve as a member of our Board of Directors or the Compensation Committee.

Nominating and Corporate Governance Committee

The members of our nominating committee consist of Jerry Naumoff, Nancy Armstrong and Katie Biber. Jerry Naumoff serves as the chairman of the committee. The Nasdaq Listing Rules require that the nominating committee of a listed company (other than that of a “controlled company,” which our company is) be composed solely of independent directors, and each of Jerry Naumoff, Nancy Armstrong and Katie Biber qualifies as an independent director under applicable rules.

The functions of this committee include:

•        development and recommendation to the Board of Directors for approval of the criteria for board membership, including as to director independence and diversity;

•        identification, screening and review of individuals qualified to become members of the Board of Directors in a manner consistent with the criteria;

•        development and assessment of policies and procedures with respect to the consideration of director nominees submitted by stockholders;

•        review of the size, composition and organization of the Board of Directors and its committees;

•        assisting the Board of Directors in determining whether individual directors have material relationships with the Company that may interfere with their independence;

•        CEO succession planning;

•        coordination and oversight of the annual evaluation of the Board of Directors, its committees, individual directors and management in the governance of the Company;

•        development, review and assessment of the adequacy of our corporate governance principles and guidelines;

•        reviewing and discussing as appropriate with management the Company’s disclosures relating to director independence, governance and director nomination matters and, based on such review and discussion, determining whether to recommend to the Board of Directors that such disclosures be disclosed in the Company’s annual report or annual proxy statement, as applicable;

•        review of stockholder proposals properly submitted for action at the Company’s annual meeting of stockholders and recommending responses thereto; and

•         review of our overall corporate governance practices, including stock ownership guidelines, compulsory retirement age and term limits for directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, so long as the recommendations comply with our Certificate of Incorporation and Bylaws and all applicable laws, rules and regulations. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by providing timely notice in writing to our Corporate Secretary at c/o Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228. To be timely for our 2026 annual meeting of stockholders, our Corporate Secretary must receive the notice no earlier than February 12, 2026 and not later than the close of business on March 14, 2026. Submissions must include the specific information required in Section 2.12 of our Bylaws. For additional information about our director nomination requirements, please see our Bylaws.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, applicable to all of our employees, executive officers and directors. Our Code of Business Conduct and Ethics is available at the investors section of our website at investors.rumble.com. Any amendments to the Code of Conduct or any waivers of its requirements will be disclosed on our website to the extent required by applicable rules and exchange requirements.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines to ensure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intends to follow with respect to, among other things, director qualifications, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees. The Corporate Governance Guidelines are available on our investor relations website at investors.rumble.com.

Insider Trading Policy

Our Board of Directors has adopted an insider trading policy that applies to our employees, directors, and certain consultants. This policy prohibits, among other things, trading of the company securities during specified blackout periods and engaging in short sales of company securities.

Hedging, Pledging and Other Special Transactions

Pursuant to our insider trading policy, we discourage our employees, directors and officers from engaging in certain transactions, including the placing of standing or limit orders on company securities as well as engaging in transactions in put options, call options or similar derivative securities that are traded on an exchange or in any other organized market. If a person subject to the policy determines that he or she must engage in such a transaction, the transaction must comply with our pre-clearance and blackout processes. Our directors, officers and other employees are generally not prohibited from engaging in hedging or pledging transactions involving company securities.

Stockholder Communications with the Board of Directors

Our stockholders wishing to communicate with the Board of Directors or an individual director may send a written communication to the Board of Directors or such director addressed to c/o Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228, Attn: Corporate Secretary. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary will discard the communication or inform the proper authorities, as may be appropriate.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moss Adams LLP currently serves as our independent registered public accounting firm. After consideration of Moss Adams LLP’s qualifications and past performance, the Audit Committee has selected, and the Board of Directors ratified the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board of Directors has directed that management submit the selection of Moss Adams LLP for ratification by our stockholders at the Annual Meeting. Representatives of Moss Adams LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law requires stockholder ratification of the selection of Moss Adams LLP as our independent registered public accounting firm. However, the Audit Committee has opted to submit the selection of Moss Adams LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Moss Adams LLP. Even if the selection is ratified, the Audit Committee or the Board of Directors, in their discretion, may direct the appointment of different independent auditors at any time during our fiscal year if they determine that such a change would be in the best interests of Rumble and its stockholders.

CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On August 10, 2023, the Audit Committee replaced MNP LLP with Moss Adams LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2023. MNP LLP had served as the Company’s auditor since 2019.

MNP LLP’s reports on our consolidated financial statements issued during each of the two years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period through August 10, 2023, (i) there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions thereto) between the Company and MNP LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to MNP LLP’s satisfaction, would have caused MNP LLP to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such years, and (ii) there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

We provided MNP LLP with a copy of the foregoing disclosures and received a letter from MNP LLP addressed to the SEC stating that it agreed with the statements made by us set forth above. A copy of MNP LLP’s letter, dated August 14, 2023, is filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on August 14, 2023.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes the fees for services rendered by Moss Adams LLP for the years ended December 31, 2024 and 2023.

As an emerging growth company and a smaller reporting company, we are exempt from the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, and as a result, our audit fees are significantly lower than if we were required to provide an auditor attestation under Section 404(b). Depending on our public float as of June 30, 2025, we may become subject to the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2025, which would require us to incur significant additional costs and to re-assess our required audit services for the fiscal year ending December 31, 2025 with our independent registered public accounting firm.

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees(1)	$1,130,979	$768,977
Audit-Related Fees(2)	137,025	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,273,004	$768,977

____________

(1)     Consists of fees incurred for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, services that are normally provided in connection with statutory and regulatory filings or engagements and fees incurred related to consent letters required in connection with statutory and regulatory filings or engagements.

(2)     Consists of fees incurred related to the preparation of Service Organization Control (SOC) reports in connection with the Company’s internal controls.

Vote Required

For this Proposal No. 2, a “FOR” vote from a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required for approval. Voting “ABSTAIN” on this Proposal No. 2 will have the same effect as voting “AGAINST.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is a committee of the Board of Directors consisting solely of independent directors as required by the Nasdaq listing standards and the rules and regulations of the SEC. The primary role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to stockholders and others, the adequacy of the system of internal control over financial reporting and disclosure controls and procedures established by management and the Board of Directors, and the audit process and the independent registered public accounting firm’s qualifications, independence and performance.

Management has primary responsibility for the financial statements and is responsible for establishing and maintaining the Company’s system of internal controls over the preparation of the Company’s financial statements. The Company’s independent registered public accounting firm, Moss Adams LLP, is responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing an opinion on the financial statements. The Audit Committee meets periodically with the Company’s independent registered public accounting firm, with and without management present, to review the adequacy of the Company’s internal controls, financial reporting practices, and audit process.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and Moss Adams LLP. The Audit Committee has discussed with Moss Adams LLP the matters required to be discussed by the applicable requirements of the PCAOB and SEC. The Audit Committee has also received the written disclosures and the letter from Moss Adams LLP required by the applicable requirements of the PCAOB regarding Moss Adams LLP’s communications with the Audit Committee concerning independence and has discussed with Moss Adams LLP its independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Rumble’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Phil Evershed (Chair)
Katie Biber
Paul Cappuccio
Jerry Naumoff

The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Determination of Beneficial Ownership

The following table sets forth information regarding the beneficial ownership of shares of our different classes of voting securities (i.e., Class A Common Stock, Class C Common Stock and Class D Common Stock), as of April 10, 2025, by:

•        each person known by us to be the beneficial owner of more than 5% of our common stock;

•        each of our directors and nominees for director;

•        each of our executive officers; and

•        all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. For example, in the event a holder of Company stock options (“Company Options”) has the right to exercise such Company Options within 60 days, such underlying shares are reflected in such holder’s beneficial ownership in both the numerator and the denominator, but not in the denominator for other unaffiliated holders, in accordance with the rules of the SEC. In addition, such securities held by all of Rumble’s directors and executive officers are included in both the numerator and denominator for purposes of determining the percentage share ownership held by the directors and executive officers, calculated as a group. Notwithstanding the foregoing, in order to avoid a distorted and potentially misleading presentation of percentage share ownership by a holder, all shares of Class A Common Stock issuable upon exchange of any issued and outstanding exchangeable shares of the Company’s subsidiary 1000045728 Ontario Inc. (“ExchangeCo Shares”) (together with all issued and outstanding shares of Class A Common Stock and ExchangeCo Shares subject to escrow restrictions under the Business Combination Agreement) are included in the denominator for all holders. In accordance with the foregoing methodology, the determination of the percentage of beneficial ownership in the below presentation is based on 338,632,399 shares of Class A Common Stock issued and outstanding as of April 10, 2025 (which number is inclusive of shares referenced in the preceding sentence) and the calculation described in footnote (2) in the beneficial ownership table below. Unless otherwise noted, the business address of each of the following individuals is c/o Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228.

Explanation of Voting Rights

As noted above, the Company has three classes of voting securities outstanding: Class A Common Stock, Class C Common Stock and Class D Common Stock:

•        Each share of Class A Common Stock, which is listed and traded on the Nasdaq Global Market, is entitled to one vote per share.

•        Each share of non-economic, voting Class C Common Stock, which is issued in tandem with each ExchangeCo Share(1), is entitled to one vote per share.

•         Each share of non-economic, voting Class D Common Stock, which is held by Chris Pavlovski, our Chairman and CEO is entitled to 11.2663 votes per share.

____________

(1)     The Company views each ExchangeCo Share and its corresponding share of Class C Common Stock as one unit of account that is economically similar to a share of Class A Common Stock. At the time an ExchangeCo Share is exchanged by the holder, the Company will issue one share of Class A Common Stock and the ExchangeCo Share and corresponding Class C Common Stock are cancelled. The ExchangeCo Share and the related share of Class C Common Stock cannot be separated.

Based on the foregoing, as of April 10, 2025, (i) we had 1,417,843,894 total votes outstanding (which, for the avoidance of doubt, excludes shares issuable upon the exercise of Company Options, RSUs and warrants, which do not have the right to vote unless and until they are exercised) and (ii) our executive officers and directors as a group (including Mr. Pavlovski) held a total of 1,201,090,182 votes (which, for the avoidance of doubt, excludes shares issuable upon the exercise of Company Options, RSUs and warrants, which do not have the right to vote unless and until they are exercised) out of the total 1,417,843,894 votes outstanding, or approximately 84.7%. The 1,201,090,182 votes consists of (i) 1,079,211,495 votes from the shares of Class D Common Stock held by Chris Pavlovski, (ii) 121,364,842 votes from the shares of Class C Common Stock held by our executive officers and directors as a group and (iii) 513,845 votes from the shares of Class A Common Stock held by our executive officers and directors as a group

Explanation of Shares Outstanding

As noted above, the percentage of beneficial ownership in the below presentation is based on 338,632,399 shares of Class A Common Stock issued and outstanding as of April 10, 2025, which number is determined for purposes of this presentation as described in the paragraph entitled “Determination of Beneficial Ownership” above. This number consists of:

•        214,941,922 shares of Class A Common Stock outstanding, which consist of:

•        192,177,286 shares of Class A Common Stock; and

•        20,800,886 shares of Class A Common Stock subject to escrow restrictions under the Business Combination Agreement, plus 1,963,750 shares of Class A Common Stock held by the former SPAC sponsor subject to forfeiture (based on the same escrow conditions under the Business Combination Agreement), all of which are entitled to vote; and

•        123,690,477 ExchangeCo Shares outstanding, which are exchangeable on a one-for-one basis for Class A Common Stock, which consist of:

•        68,078,759 ExchangeCo Shares, plus

•        55,611,718 ExchangeCo Shares subject to escrow restrictions under the Business Combination Agreement. Each ExchangeCo Share is issued in tandem with one share of non-economic, voting Class C Common Stock, as described below.

As of April 10, 2025, we also have the following classes of common stock outstanding:

•        123,690,477 shares of non-economic, voting Class C Common Stock outstanding, which are issued in tandem with each ExchangeCo Share, and are entitled to vote; and

•        95,791,120 shares of non-economic, voting Class D Common Stock, which are held by Chris Pavlovski, our Chairman and CEO, and are entitled to 11.2663 votes per share.

	Class A Common Stock Beneficially Owned as of April 10, 2025
Name and Address of Beneficial Owner	Shares of Class A Common Stock Owned	ExchangeCo Shares Owned+	Subject to Company Options Exercisable Within 60 Days	Total Number of Shares Beneficially Owned		% of Class(1)(2)	% of Voting Power(2)
Directors and Executive Officers
Chris Pavlovski	385,154	95,045,969	34,670,269	130,101,392	(3)	34.9%	83.3%
Wojciech Hlibowicki	11,870	1,522,031	6,745,208	8,279,109	(4)	2.4%	*
Brandon Alexandroff	11,870	1,004,516	8,219,777	9,236,163	(5)	2.7%	*
Tyler Hughes	12,787	—	253,858	266,645	(6)	*	*
Claudio Ramolo	3,343	716,135	6,321,358	7,040,836	(7)	2.0%	*
Ryan Milnes	21,703	23,076,192	—	23,097,895	(8)	6.8%	1.6%
Paul Cappuccio	33,056	—	93,616	126,672	(9)	*	*

	Class A Common Stock Beneficially Owned as of April 10, 2025
Name and Address of Beneficial Owner	Shares of Class A Common Stock Owned	ExchangeCo Shares Owned+	Subject to Company Options Exercisable Within 60 Days	Total Number of Shares Beneficially Owned		% of Class(1)(2)	% of Voting Power(2)
Nancy Armstrong	30,062	—	—	30,062		*	*
Katie Biber	—	—	—	—		*
Phil Evershed	—	—	—	—		*
Jerry Naumoff	4,000	—	—	4,000		*	*
All executive officers and directors as a group (11 individuals)	513,845	121,364,843	56,304,086	178,182,774	(10)	45.1%	85.3%

Other 5% or More Shareholders:
Tether Holdings, S.A. de C.V.	103,333,333	—	—	103,333,333	(11)	30.5%	7.3%

____________

+        ExchangeCo Shares are exchangeable on a one-for-one basis for shares of Class A Common Stock. Each ExchangeCo Share is issued in tandem with one share of non-economic, voting Class C Common Stock; therefore, the ownership of ExchangeCo Shares presented in this table is identical to the ownership of Class C Common Stock set forth in the table appearing on page 24 below.

*        Less than 1%.

(1)     The Company has two other classes of equity securities outstanding, Class C Common Stock and Class D Common Stock, the beneficial ownership of which is set forth in the table below. Both Class C Common Stock and Class D Common Stock are non-economic, voting shares that are issued solely for voting purposes. Each holder of ExchangeCo Shares was issued one “tandem” share of Class C Common Stock, which serves to provide the holder thereof with the same voting rights at the Company as one share of Class A Common Stock. The Company views each ExchangeCo Share and its corresponding share of Class C Common Stock as one unit of account that is economically similar to a share of Class A Common Stock. The Company issued shares of Class D Common Stock to Christopher Pavlovski to provide Mr. Pavlovski with high vote stock, with each share carrying 11.2663 votes per share. The percentage of voting power is based on the total number of shares beneficially owned by each holder, and taking into account the shares of high vote Class D Common Stock held by Christopher Pavlovski.

(2)     The percentage of beneficial ownership of Class A Common Stock as to any person or group of persons is calculated by dividing (i) the number of shares of Class A Common Stock beneficially owned by such person or group of persons (including the number of shares of Class A Common Stock as to which such person or group of persons has the right to acquire within 60 days of April 10, 2025), by (ii) the sum of (A) 338,632,399 shares of Class A Common Stock issued and outstanding as of April 10, 2025 (which number is determined as described in the paragraph entitled “Determination of Beneficial Ownership” preceding this table) plus (B) the number of shares as to which such person or group of persons has the right to acquire pursuant to Company Stock Options and Company restricted stock units (“RSUs”) within 60 days of April 10, 2025. Consequently, the denominator for calculating beneficial ownership percentages may be different for each person or group of persons in the table.

(3)     Includes (i) 95,045,969 ExchangeCo Shares, of which 34,858,165 ExchangeCo Shares are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement; (ii) 34,670,269 shares of Class A Common Stock issuable upon the exercise of options, of which 11,335,655 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement; and (iii) a grant of RSUs covering 1,100,000 shares of Class A Common Stock pursuant to the Rumble Inc. 2022 Stock Incentive Plan (the “2022 Plan”), which RSUs, subject to Christopher Pavlovski’s continuous employment through the applicable vesting dates, vested or will vest in one-third installments on each of September 16, 2023, September 16, 2024 and September 16, 2025. Excludes (i) 95,045,969 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic and (ii) 95,791,120 shares of Class D Common Stock, with each such share of Class D Common Stock intended to give Mr. Pavlovski high vote stock, but are otherwise non-economic, with each share carrying 11.2663 votes per share.

(4)     Includes (i) 1,522,031 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares, all of which are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement and (ii) 6,745,208 shares of Class A Common Stock issuable upon the exercise of options, of which 3,538,343 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 1,522,031 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic.

(5)     Includes (i) 1,004,515 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares, all of which are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement and (ii) 8,219,777 shares of Class A Common Stock issuable upon the exercise of options, of which 5,222,498 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 1,004,516 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic.

(6)     Includes 253,858 shares of Class A Common Stock issuable upon the exercise of options, of which 153,841 shares of Class A Common Stock issuable upon the exercise of such options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement.

(7)     1000748378 Ontario Ltd. is the record holder of 716,135 of the reported shares. 1000748378 Ontario Ltd. is wholly owned by Mr. Ramolo and therefore, Mr. Ramolo has voting and dispositive power over such shares and may be deemed to beneficially own such shares. The business address of 1000748378 Ontario Ltd. is 100 King Street West, Suite 6000, Toronto, Ontario, M5X 1E2 Canada. Includes (i) 716,135 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares and (ii) 6,321,358 shares of Class A Common Stock issuable upon the exercise of options.

(8)     2286404 Ontario Inc. is the record holder of 23,076,192 of the reported shares. 2286404 Ontario Inc. is wholly owned by Ryan Milnes, and therefore Mr. Milnes has voting and dispositive power over such shares and may be deemed to beneficially own such shares. The business address of 2286404 Ontario Inc. is PO Box 20112, Bayfield North, Barrie, Ontario, L4M6E9, Canada. Consists of 23,076,192 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares in 1000045728 Ontario Inc., a corporation formed under the laws of the Province of Ontario, Canada, and an indirect, wholly owned subsidiary of the Company, of which 16,560,185 ExchangeCo Shares are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 23,076,091 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic.

(9)     Includes 93,616 shares of Class A Common Stock issuable upon the exercise of options.

(10)   Excluding Company Stock Options and unvested RSUs (which collectively represent 56,304,086 out of the 178,182,774 total shares of Class A Common Stock beneficially owned as shown), our directors and executive officers as a group beneficially own a total of 121,878,688 shares of Class A Common Stock, consisting of 513,845 shares of Class A Common Stock and 121,364,843 ExchangeCo Shares, which are exchangeable on a one-for-one basis for Class A Common Stock.

(11)   The address for Tether Investments S.A. de C.V. (“Tether”) is Final Av. La Revolucion, Colonia San Benito, Edif. Centro, Corporativo Presidente Plaza, Nivel 12, Oficina 2, Distrito de San Salvador, Municipio de San Salvador Centro, Republica de El Salvador.

	Class C Common Stock		Class D Common Stock
	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
Directors and Executive Officers
Chris Pavlovski(1)	95,045,969	76.8%	95,791,120	100.0%
Wojciech Hlibowicki(2)	1,522,031	1.2%	—	—
Brandon Alexandroff(3)	1,004,516	*	—	—
Tyler Hughes	—	—	—	—
Claudio Ramolo(4)	716,135	*	—	—
Ryan Milnes(5)	23,076,191	18.7%	—	—
Paul Cappuccio	—	—	—	—
Nancy Armstrong	—	—	—	—

	Class C Common Stock		Class D Common Stock
	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
Katie Biber	—	—	—	—
Phil Evershed	—	—	—	—
Jerry Naumoff	—	—	—	—
All executive officers and directors as a group (11 individuals)	121,364,842	98.1%	95,791,120	100.0%

Other 5% or More Shareholders:
Tether Holdings, S.A. de C.V.	—	—	—	—

____________

*        Less than 1%

(1)     See footnote 3 above.

(2)     See footnote 4 above.

(3)     See footnote 5 above.

(4)     See footnote 7 above.

(5)     See footnote 8 above.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC. To our knowledge, based solely on a review of the reports filed by or on behalf of our directors and executive officers and written representations from these persons that no other reports were required, we believe that during the year ended December 31, 2024 our directors, executive officers and holders of more than 10% of our common stock filed the required reports on a timely basis under Section 16(a).

INFORMATION REGARDING EXECUTIVE OFFICERS

Our executive officers as of the date of this Proxy Statement are as follows:

Name	Position
Chris Pavlovski	Chairman and Chief Executive Officer
Brandon Alexandroff	Chief Financial Officer and Corporate Secretary
Wojciech Hlibowicki	Chief Technology Officer
Tyler Hughes	Chief Operating Officer
Claudio Ramolo	Chief Content Officer

Biographical information for Mr. Pavlovski is included above with the director biographies under the section titled “Nominees for Election for a Term Expiring at the 2026 Annual Meeting of Stockholders.”

Brandon Alexandroff, age 48, is the Chief Financial Officer of Rumble, a position he has held since February of 2016. Mr. Alexandroff has been a financial executive in the media, telecommunications and technology space for more than 20 years. Prior to joining Rumble, Mr. Alexandroff was the co-founder and Vice President of Finance at Mobilicity, a Canadian consumer wireless company, from 2008 through 2015. From 2003 through 2008, Mr. Alexandroff was the co-founder and Director of Finance and Investor Relations at XM Satellite Radio Canada, where he helped the company go public on the Toronto Stock Exchange. Mr. Alexandroff started his career with Donaldson, Lufkin & Jenrette as an investment banking analyst in their space and satellites finance group. Mr. Alexandroff holds an Honours Business Administration degree from The Ivey School of Business at the University of Western Ontario.

Wojciech Hlibowicki, age 43, is the Chief Technology Officer of Rumble, a position he has held since Rumble’s inception in 2013. As the architect behind the Rumble products and its infrastructure, Mr. Hlibowicki has consistently demonstrated his versatility, being able to contribute in areas from networking to development, while leading an international team of engineers. Prior to joining Rumble, Mr. Hlibowicki studied Mathematics at the University of Waterloo where he combined his skillset in computer science with his entrepreneurial passion and began hosting and developing websites.

Tyler Hughes, age 41, is the Chief Operating Officer of Rumble, a position he has held since August of 2021. Prior to joining Rumble, Dr. Hughes spent almost a decade in the pharmaceutical industry with Bayer AG. Starting as a Medical Advisor in 2012, Dr. Hughes transitioned to a variety of commercial roles at Bayer Canada, including the Director of Strategy and Operations, where he led the digital transformation efforts for the business. In 2018, Dr. Hughes served as Chief of Staff to the SVP of Commercial Operations in the Americas Region within Bayer’s Pharmaceutical business based in Pittsburgh, PA. Dr. Hughes last served Bayer as the Head of Marketing for Bayer’s newly formed AI-based enterprise software business in Pharmaceuticals, overseeing the organizational transition and commercial launch of that business. Dr. Hughes obtained his Doctorate in Physics with a specialization in Nuclear Medicine from the University of British Columbia. Dr. Hughes holds a Bachelor of Science, Honors Physics, University of British Columbia.

Claudio Ramolo, age 38, is the Chief Content Officer of Rumble, a position he has held since April 2015. Mr. Ramolo has been part of the Rumble team since its inception in 2013, with a previous role as Vice President of Business Development. With an emphasis on growing the content ecosystem on Rumble, Mr. Ramolo’s responsibilities have included a focus on content creator growth and management, audience development, and distribution strategy. Prior to joining Rumble, Mr. Ramolo worked in the digital media industry, with experience spanning over a 15-year period. Learning from the challenges faced in the tech world, Mr. Ramolo has applied his knowledge to help drive Rumble’s growth in a competitive landscape. Mr. Ramolo graduated with honors from McMaster University with a degree in economics.

Determinations Regarding Michael Ellis

Mr. Ellis resigned as General Counsel and Corporate Secretary of the Company, effective upon the close of business on February 7, 2025 (the “Ellis Separation Date”). In connection with his departure and in recognition of his significant contributions to the Company, the Compensation Committee determined to provide Mr. Ellis with a cash bonus, accelerated vesting of his outstanding equity awards and an extension on the post-termination exercise period of Mr. Ellis’s vested stock options. These determinations were previously described in our Current Report on Form 8-K filed on February 7, 2025, and are also described further below.

EXECUTIVE COMPENSATION

Emerging Growth Company Status

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups (“JOBS”) Act. As an emerging growth company, we are exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory stockholder vote on named executive officer compensation, to provide information relating to the ratio of the annual total compensation of our chief executive officer to the median of the annual total compensation of all of our employees (other than our chief executive officer), and to provide information relating to the relationship between the executive compensation actually paid to our named executive officers (“NEOs”) and our financial performance, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Act.

Processes and Procedures for Compensation Decisions

Our compensation program is designed to:

•        attract, incentivize, and retain employees at the executive level who contribute to our long-term success;

•        provide compensation packages to our executives that are fair and competitive, and that reward the achievement of our business objectives; and

•        effectively align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the creation of long-term value for our stockholders.

Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers. During the fiscal year ended December 31, 2024, our Compensation Committee retained Mercer to provide the committee with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Mercer also assisted in developing an updated group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Mercer does not provide any non-compensation consulting-related services to us. Mercer is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc.

Named Executive Officers

Our NEOs for the fiscal year ended December 31, 2024 were:

•        Chris Pavlovski, our Chairman and Chief Executive Officer;

•        Tyler Hughes, our Chief Operating Officer; and

•         Michael Ellis, our former General Counsel and Corporate Secretary.

Summary Compensation Table

The following table shows information regarding the compensation earned by or paid to our NEOs during the fiscal years ended December 31, 2024 and December 31, 2023. The amounts paid to Messrs. Pavlovski and Hughes reflected herein have been converted from Canadian dollars to U.S. dollars using the average annual conversion ratio as of December 31 of the respective year.

Name and Title	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Options Awards ($)(2)	All Other Compensation ($)		Total ($)
Chris Pavlovski	2024	980,435	232,870		619,904	1,879,520	676,212	(3)	4,388,941
Chairman and Chief Executive Officer	2023	1,007,039	503,519	(4)	624,998	1,874,093	9,362	(5)	4,019,011
Tyler Hughes	2024	388,537	93,372		245,891	745,545	56,203	(3)(5)	1,529,548
Chief Operating Officer	2023	394,725	198,362	(4)	243,450	729,998	—		1,566,535
Michael Ellis	2024	400,000	95,000		249,999	757,984	—		1,502,983
Former General Counsel and Corporate Secretary	2023	400,000	200,000	(4)	249,997	749,634	—		1,599,631

____________

(1)     The amounts reported in this column do not reflect dollar amounts actually received by our NEOs. Instead, the amounts reported in this column represent the aggregate grant-date fair value of the RSUs granted during the fiscal years indicated, computed in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). See Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts.

(2)     The amounts reported in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant-date fair value of the options to purchase shares of our common stock to each NEO, computed in accordance with U.S. GAAP. See Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts. Our NEOs will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of the shares of our common stock underlying the option awards.

(3)     Represents the tax liability paid by the Company on behalf of Mr. Pavlovski and Mr. Hughes ($51,691) as a result of their secondment in the United States, which such payments will be fully reimbursed by Mr. Pavlovski and Mr. Hughes, as applicable, once the applicable NEO receives a refund of such amounts from the Canada Revenue Agency following settlement of their personal income tax return in Canada.

(4)     Represents payments pursuant to our short-term incentive plan (“STIP”) for the respective years. In addition, the amounts for each of 2024 and 2023 include a cash bonus in the amount of $1,000 to Mr. Hughes for exceeding expectations in his role during the respective years.

(5)     Represents the amounts paid to Mr. Pavlovski and Mr. Hughes ($4,512) for foreign tax preparation, inclusive of a tax gross-up on the amounts paid.

Narrative to Summary Compensation Table

Arrangements with Named Executive Officers

We have entered into employment agreements with each of our NEOs, which are summarized below.

Chris Pavlovski

Upon consummation of the Business Combination, we entered into an employment agreement with Mr. Pavlovski in his capacity as Chief Executive Officer. The employment agreement provides for an indefinite term of employment, during which time Mr. Pavlovski is entitled to an annual base salary of $1,000,000; an annual bonus with a target of 50% of his then annual salary, payable subject to Mr. Pavlovski’s continued employment through the payment date; a one-time cash bonus of $750,000 payable upon the closing of the Business Combination; a one-time grant of 1,100,000 restricted shares of Class A Common Stock (which were granted as RSUs in lieu of restricted shares), which vest in substantially equal annual installments for three years following the closing of the Business

Combination, subject to Mr. Pavlovski’s continued employment through each vesting date; and an annual equity grant with a value of up to $4,000,000 during his employment. The employment agreement also provides that Mr. Pavlovski will be eligible to participate in all employee benefit plans, programs and arrangements made available to our employees or, if no such plans exist, Mr. Pavlovski will receive reimbursement of medical and dental costs for himself, his spouse and dependents, until such time that we have medical and dental insurance plans in place. Additionally, during the term of employment, Mr. Pavlovski is entitled to long-term disability insurance coverage equal to at least 80% of his annual salary regardless of whether such benefit is offered to other similarly situated executives and at no expense to him. The employment agreement contains an indefinite non-disparage provision, customary confidentiality and invention assignment covenants, as well as non-competition and employee and customer non-solicitation covenants that apply during the term of employment and for a period of one year thereafter. If Mr. Pavlovski is terminated without “cause” or due to his resignation for “good reason” (each as defined in Mr. Pavlovski’s employment agreement), subject to his execution and non-revocation of a general release of claims in favor of us and our affiliates and his continued compliance with the restrictive covenants in the employment agreement, he will be entitled to severance consisting of (i) any unpaid annual bonus in respect of any completed performance period that has ended prior to the date of such termination or pro rata portion thereof, which amount will be paid at such time annual bonuses are paid to our other senior executives, and (ii) (x) payment of his regular wages in lieu of the minimum amount of working notice of termination prescribed by the Ontario Employment Standards Act, 2000 (“ESA”), (y) statutory severance pay, if any, prescribed by the ESA, and (z) any other minimum statutory entitlement that may be payable to Mr. Pavlovski under the ESA, without duplication. Additionally, on September 16, 2022, Mr. Pavlovski entered into an amendment to the employment agreement pursuant to which Mr. Pavlovski’s salary will be paid in Canadian dollars, in lieu of U.S. dollars. The amendment to the Employment Agreement does not alter, amend or supersede any other terms of the employment agreement.

Tyler Hughes

In November 2022, we entered into an employment agreement with Tyler Hughes. Pursuant to the agreement, Mr. Hughes is entitled to an initial annual base salary of CDN$532,731 per year, payable in Canadian dollars, and is eligible to earn an annual bonus based upon the achievement of performance targets established for the applicable calendar year, with a target annual bonus equal to 50% of base salary and a maximum annual bonus equal to 100% of base salary.

Pursuant to the agreement, if Mr. Hughes’ employment is terminated either (x) by the Company without “cause” or (y) by Mr. Hughes for “good reason”, subject to Mr. Hughes’ execution of a general release of claims in favor of the Company and its affiliates and compliance with any restrictive covenants to which Mr. Hughes is subject in favor of the Company and its affiliates, Mr. Hughes will be entitled to, in addition to any payments required by the ESA, (i) any unpaid annual bonus in respect of any completed fiscal year that has ended on or before the termination date; (ii) a prorated target annual bonus for the calendar year in which such termination occurs; (iii) continued participation in the Company’s health and dental plans for 12 months (or such longer time as required by the ESA); (iv) an amount equal to Mr. Hughes’ annual base salary less any amounts paid or payable to Mr. Hughes during any ESA required notice period (or pay in lieu of notice), payable in either a lump sum or installments in the Company’s sole discretion; (v) an amount equal to the Mr. Hughes’ target annual bonus for the year of termination, payable during the 12-month period following termination in accordance with the Company’s regular payroll practices; and (vi) continued vesting during the 12-month period following termination of any time-based equity awards that are outstanding and unvested as of such termination.

Michael Ellis

In November 2022, we entered into an employment agreement with Michael Ellis. Pursuant to the agreement, Mr. Ellis is entitled to an initial base salary of $400,000 per year and is eligible to earn an annual bonus based upon the achievement of performance targets established for the applicable calendar year, with a target annual bonus equal to 50% of his base salary and a maximum annual bonus equal to 100% of his base salary.

Pursuant to the agreement, if Mr. Ellis’s employment is terminated either (x) by the Company without “cause” or (y) by Mr. Ellis for “good reason,” subject to his execution of a general release of claims in favor of the Company and its affiliates and compliance with any restrictive covenants to which Mr. Ellis is subject in favor of the Company and its affiliates, Mr. Ellis will be entitled to: (i) any unpaid annual bonus in respect of any completed fiscal year that has ended on or before the termination date; (ii) a prorated target annual bonus for the calendar year in which such termination occurs; (iii) subsidized premiums for continued coverage under the Company’s group health plan for up to 12 months; (iv) an amount equal to the sum of (x) Mr. Ellis’s annual base salary, plus (y) the target annual bonus for the year of termination, payable during the 12-month period following termination in accordance with the Company’s regular payroll practices; and (v) continued vesting during the 12-month period following termination of any time-based equity awards that are outstanding and unvested as of such termination.

Mr. Ellis resigned as General Counsel and Corporate Secretary of the Company, effective upon the close of business on the Ellis Separation Date, to pursue a position in government. In connection with Mr. Ellis’s resignation, in recognition of his significant contributions to the Company, the Compensation Committee determined to provide Mr. Ellis with the following payment and benefits: (i) a one-time cash bonus payment of $1,000,000, to be paid on the Ellis Separation Date; (ii) accelerated vesting of all of Mr. Ellis’s stock options and restricted stock units outstanding as of the Ellis Separation Date; and (iii) an extension of the post-termination exercise period of Mr. Ellis’s stock options until the earlier of the fifth anniversary of the Ellis Separation Date and the original expiration date of the stock options.

Potential Payments Upon Termination or Change of Control

None of our NEOs is entitled to any potential payments or benefits in connection with a termination of their employment or a change in control of the Company, other than as described above set forth in their employment agreements.

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, we seek to provide a base salary level designed to reflect each NEO’s scope of responsibility and accountability.

Bonus Compensation

Our management team is eligible for short-term incentive compensation through the STIP. Cash incentives hold our management team accountable, reward them based on actual business results and help create a “pay for performance” culture. Our STIP provides cash incentive award opportunities for the achievement of performance goals established by the Compensation Committee at the beginning of the fiscal year. Payouts to participants vary based on performance as compared to the target performance goals established by the Compensation Committee. The Compensation Committee and the CEO also retain discretion to adjust payouts for any factors that are deemed appropriate. We awarded bonuses in the amount of $232,870 to Mr. Pavlovski, $95,000 to Mr. Ellis, and $92,372 to Mr. Hughes pursuant to the STIP for their service in 2024. In addition, the Compensation Committee awarded a one-time cash bonus in the amount of $1,000 to Mr. Hughes for exceeding expectations in his role during 2024.

Long-Term Incentive Compensation

In connection with the Business Combination, we adopted and approved the 2022 Plan under which the Company is permitted to grant equity-based awards, including RSUs and Company Options. Pursuant to the 2022 Plan for the year 2024, on April 3, 2024 we granted (i) a Company Option to purchase 449,646 shares of common stock with a grant date fair value of $1,874,520 to Mr. Pavlovski, a Company Option to purchase 181,336 shares of common stock with a grant date fair value of $757,984 to Mr. Ellis, and a Company Option to purchase 178,360 shares of common stock with a grant date fair value of $745,545 to Mr. Hughes; and (ii) 92,800 time-based RSUs with a grant date fair value of $619,904 to

Mr. Pavlovski, 37,425 time-based RSUs with a grant date fair value of $249,999 to Mr. Ellis, and 36,810 time-based RSUs with a grant date fair value of $245,891 to Mr. Hughes. Awards granted to our NEOs under the 2022 Plan generally vest in either three or four equal annual installments of the grant date.

In connection with the Business Combination, we assumed the Rumble Inc. Amended and Restated Stock Option Plan (the “Prior Plan”), which continues to govern the terms and conditions of the outstanding options previously granted under the Prior Plan, and all options outstanding immediately prior to the effective time of the Business Combination were converted into options to purchase shares of Class A Common Stock in connection therewith.

The Rumble Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”) was approved by stockholders on June 14, 2024, 2024 to allow the Company to provide its employees and employees of certain designated subsidiaries and affiliates an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company through ownership of its shares of common stock. For employees of participating affiliates in countries outside of the United States, the 2024 ESPP will be effectuated via separate offerings under one or more sub-plans of the 2024 ESPP in order to achieve tax, employment, securities law or other purposes and objectives, and to conform the terms of the sub-plans with the laws and requirements of such countries. Subject to adjustment for certain changes in recapitalization or reorganization, the maximum aggregate number of the Company’s shares of common stock that may be issued under the 2024 ESPP is 1,500,000 shares. The 2024 ESPP became effective as of the first available offering date, which was on March 26, 2024.

Nonqualified Deferred Compensation

Our NEOs did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by Rumble during the fiscal year ended December 31, 2024. Our Board of Directors may elect to provide our NEOs and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Pension Benefits

Our NEOs did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by Rumble during the fiscal year ended December 31, 2024.

Tax Gross-Ups

With the exception of reimbursements for foreign tax preparation for Mr. Pavlovski and Mr. Hughes, we did not make gross-up payments to cover the personal income taxes of our NEOs that pertained to any of the compensation, perquisites or personal benefits paid or provided by us.

Health and Welfare Benefits

We provide benefits to our NEOs on the same basis as provided to all of our employees, including health, dental and vision insurance; and life and disability insurance. We do not maintain any executive-specific benefit or perquisite programs, with the exception of reimbursements for foreign tax preparation for Mr. Pavlovski and Mr. Hughes.

Rule 10b5-1 Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

Outstanding Equity Awards as of December 31, 2024

The following table shows certain information regarding outstanding equity awards held by each of our NEOs as of December 31, 2024. All of the outstanding equity awards were granted under the 2022 Plan, unless otherwise indicated.

	Option Awards						Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)
Chris Pavlovski	9/1/2020(2)	34,399,769	(5)(6)	—	0.03	9/1/2040	—	—
	9/16/2022(3)	—		—	—	—	366,667	4,770,338
	11/16/2022(4)	—		—	—	—	13,699	178,224
	11/16/2022(4)	46,136		46,136	10.60	11/16/2032	—	—
	4/3/2023(4)	—		—	—	—	49,761	647,391
	4/3/2023(4)	55,976		167,930	9.42	4/3/2033	—	—
	4/3/2024(4)	—		—	—	—	92,800	1,207,328
	4/3/2024(4)	—		449,646	6.68	4/3/2034	—	—
Tyler Hughes	8/16/2021(2)	466,853	(5)(6)	—	2.50	8/16/2041	—	—
	11/16/2022(4)	—		—	—	—	3,425	44,559
	11/16/2022(4)	11,534		11,534	10.60	11/16/2032	—	—
	4/3/2023(4)	—		—	—	—	19,383	252,173
	4/3/2023(4)	21,804		65,412	9.42	4/3/2033	—	—
	4/3/2024(4)	—		—	—	—	36,810	478,898
	4/3/2024(4)	—		178,360	6.68	4/3/2034	—	—
Michael Ellis(7)	11/6/2021	198,633	(5)(6)	—	10.06	11/6/2031	—	—
	11/16/2022(4)	—		—	—	—	3,425	44,559
	11/16/2022(4)	11,534		11,534	10.60	11/16/2032	—	—
	4/3/2023(4)	—		—	—	—	19,905	258,964
	4/3/2023(4)	22,390		67,172	9.42	4/3/2033	—	—
	4/3/2024(4)	—		—	—	—	37,425	486,899
	4/3/2024(4)	—		181,336	6.68	4/3/2034	—	—

____________

(1)     The market value of unvested shares is calculated by multiplying the number of unvested shares by the closing market price of our common stock on NASDAQ on December 31, 2024, the last trading day of the year, which was $13.01 per share.

(2)     The awards vested in full on September 1, 2020 with respect to Mr. Pavlovski’s award and September 16, 2022 with respect to Mr. Hughes’s award.

(3)     The award vests in three equal annual installments on the first anniversary of the grant date.

(4)     The awards vest in four equal annual installments beginning on the first anniversary of the grant date.

(5)     Issued pursuant to the Prior Plan.

(6)     The number of options was determined after applying the exchange ratio pursuant to the Business Combination Agreement, such that for each option that was outstanding prior to the effective date of the Business Combination Agreement, such option was converted into a new option to purchase (i) a number of Class A Common Stock of the Company equal to the product (rounded down to the nearest whole number) of (x) the number of shares originally underlying such option, and (y) 16.474 (the “Option Exchange Ratio” and the Class A Common Stock of the Company described in this clause (i), being the “Base Option Shares”), and (ii) and for each Base Option Share, a fraction of a Class A Common Stock of the Company equal to 0.4915 of a share (the shares described in this clause (ii), the “Tandem Option Earnout Shares”). The aggregate exercise price per Base Option Share, together with the related fraction of the Tandem Option Earnout Share, is equal to (A) the exercise price originally applicable to the option, divided by (B) the Option Exchange Ratio (rounded up to the nearest whole cent).

(7)     Mr. Ellis resigned as General Counsel and Corporate Secretary as of February 7, 2025.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

In August 2023, our Compensation Committee approved the terms of non-employee director compensation, pursuant to which our non-employee directors are eligible to receive (i) a cash retainer of $50,000, with the option to elect RSUs in satisfaction thereof, (ii) an equity retainer of RSUs with an aggregate grant date fair value of $200,000 (iii) in the case of directors appointed to the Board after the 2024 annual meeting of stockholders, an additional equity retainer of RSUs with a grant date fair value of $250,000 fully vesting on the date of the Annual Meeting, and (iv) an additional cash retainer, with the option to elect RSUs in satisfaction thereof, for the service on the following committees in the following roles:

•        Audit Committee chair: $20,000

•        Audit Committee member (non-chair): $12,500

•        Compensation Committee chair: $15,000

•        Compensation Committee member (non-chair): $7,500

•        Nominating and Corporate Governance Committee chair: $12,500

•        Nominating and Corporate Governance Committee member (non-chair): $5,000

Director Compensation Table

The following table sets forth information regarding the compensation earned by or paid to non-employee directors during the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)	Total ($)
Nancy Armstrong	67,500	(3)	200,000	267,500
Paul Cappuccio	77,500	(3)	200,000	277,500
Robert Arsov(4)	70,000		200,000	270,000
Ryan Milnes	50,000		200,000	250,000
Ethan Fallang	75,000		200,000	275,000
David Sacks	50,000		200,000	250,000
Jerry Naumoff(5)	11,986		143,836	155,822

____________

(1)     The amounts reported in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, the amounts reported in this column represent the aggregate grant-date fair value of the RSUs granted to our non-employee directors during the fiscal year ended December 31, 2024, computed in accordance with U.S. GAAP. See Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)     Awards fully vest on June 13, 2025.

(3)     Fees were paid on June 14, 2024 in the form of RSU awards, which fully vest on June 13, 2025.

(4)     Mr. Arsov resigned from the Board effective on April 3, 2025. In connection with his departure and in recognition of his significant contributions to the Company, the Compensation Committee determined to provide Mr. Arsov with an extension on the post-termination exercise period of his vested stock options.

(5)     Fees and RSU awards for Mr. Naumoff were prorated for the partial year of Board service.

The following table sets forth the aggregate number of our shares of common stock subject to the RSU awards and the aggregate number of shares of our common stock underlying stock option awards held by each non-employee director as of December 31, 2024:

Name	RSUs	Number of Shares Underlying Stock Options
Nancy Armstrong	47,597	—
Paul Cappuccio	49,377	93,616	(1)
Robert Arsov	35,587	—
Ryan Milnes	35,587	—
Ethan Fallang	35,587	—
David Sacks	—	—
Jerry Naumoff	20,173	—

____________

(1)     The number of shares underlying the stock option was determined after applying the exchange ratio pursuant to the Business Combination Agreement, such that for each option that was outstanding prior to the effective date of the Business Combination Agreement, such option was converted into a new option to purchase (i) Base Option Shares, and (ii) the Tandem Option Earnout Shares.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows certain information with respect to all of our equity compensation plans in effect as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by stockholders(1)	6,396,318	$7.30	30,563,288
Equity compensation plans not approved by stockholders(4)	—	—	—
Total	6,396,318	$7.30	30,563,288

____________

(1)     Reflects shares available for issuance under (a) the 2022 Plan and (b) the 2024 ESPP. Under the 2024 ESPP, qualifying employees may purchase shares of common stock at a discount to the market value. As of December 31, 2024, 29,063,288 shares of common stock remained available for grant under the 2022 Plan and 1,500,000 shares of Common Stock remained available for issuance under the 2024 ESPP.

(2)     The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs or purchase rights under the 2024 ESPP because RSUs and purchase rights have no exercise price.

(3)     Consists of 35,459,606 shares available for issuance under our 2022 Plan and 1,500,000 shares available under the 2024 ESPP, less the number of shares underlying outstanding awards under such plans. The 2022 Plan provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase (i) upon the occurrence of certain events under the Business Combination Agreement and (ii) on January 1 of each year for a period of ten years commencing on January 1, 2023 and ending on January 1, 2032, in an amount equal to 5% of the total number of shares of common stock outstanding on January 1 of the applicable year of increase, or such lesser number of shares of common stock as determined by our Board of Directors. The 2024 ESPP provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase on the first day of each fiscal year by a number of shares of common stock equal to the lesser of (i) the positive difference between (x) 1% of our outstanding shares of common stock on the last day of the immediately preceding fiscal year, and (y) the plan share reserve on the last day of the immediately preceding fiscal year, and (ii) such lesser number of shares of common stock as determined by our Board of Directors. Accordingly, on January 1, 2025, the number of shares of common stock available for issuance under the 2022 Plan and the 2024 ESPP automatically increased pursuant to these provisions.

(4)     The shares underlying options granted under the Prior Plan, which plan and options were assumed by us in connection with the Business Combination, are not reflected. Following the closing of the Business Combination, no awards could be granted under the Prior Plan. We assumed 86,752,760 shares underlying outstanding options under the Prior Plan, and the weighted-average exercise price of the options so assumed is $0.14.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Nonpublic Information

The Company does not maintain a formal policy or guidelines relating to the grant of stock options close in time to the release of material nonpublic information, and we generally grant annual awards of stock options close to the end of the first quarter of each year (other than with respect to off-cycle grants in connection with new hire and promotion-related grants). In the event that the Compensation Committee becomes aware of material nonpublic information prior to granting stock options, the Compensation Committee will take the existence of such information into consideration in determining whether to delay the grant of stock options. For the calendar year ended December 31, 2024, we did not grant awards of stock options to our executive officers within four business days before or one business day after the release of a quarterly report on Form 10-Q, our annual report on Form 10-K or a current report on Form 8-K disclosing material nonpublic information.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our directors and executive officers, which are described in the section titled “Executive Compensation”, below is a description of transactions during the fiscal year ended December 31, 2024 to which we were a party or will be a party, in which:

•        the amounts involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers or holders of more than 5% of any class of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Cosmic

Prior to December 31, 2021, Rumble was a party to the several agreements with Kosmik Development Skopje doo (“Cosmic”), pursuant to which Cosmic provided content editing and moderation services to Rumble. Cosmic is controlled by Mr. Pavlovski and Ryan Milnes. Mr. Milnes owns a significant number of shares of our common stock through his holding entity. As part of the Business Combination, effective as of December 31, 2021, agreements with Cosmic then in place were amended and restated (other than one agreement, which was terminated) to, among other things, provide a “cost” plus 10% fee structure, clarify payment terms and include performance standards in favor of Rumble. Under the amended agreements with Cosmic, Cosmic continues to provide content editing and moderation services, along with other business process outsourcing services, as requested by Rumble. Any intellectual property created by Cosmic pursuant to the terms of the amended agreements has been assigned to Rumble. The amended agreements provide for an initial term of 24 months, subject to automatic renewals for subsequent 12-month terms unless either party provides written notice of non-renewal at least 6 months prior to the expiration of the current term. In fiscal years 2024 and 2023, Cosmic received approximately $3,382,267 and $2,849,600, respectively, in service fees from Rumble under the amended and restated agreements with Cosmic.

Tether Investment

On December 20, 2024, the Company entered into a Transaction Agreement with Tether, pursuant to which, subject to the terms and conditions of the Transaction Agreement, Tether agreed to make a strategic investment in the Company of $775 million, consisting of 103,333,333 newly issued shares of the Class A Common Stock at a price of $7.50 per share (the “Investment”). On February 7, 2025, the Company and Tether closed the Investment, and the Company issued and sold 103,333,333 shares of Class A Common Stock to Tether for the purchase price described above. Pursuant to a Registration Rights Agreement, the Company has registered the offer and sale of the Class A Common Stock issued to Tether to satisfy its obligations thereunder. Under the Registration Rights Agreement, Tether also has customary piggyback and demand registration rights. Descriptions of the Transaction Agreement and Registration Rights Agreement are contained in the Company’s Current Reports on Form 8-K filed with the SEC on December 23, 2024 and on February 7, 2025.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we are a participant involving an amount that will or may be expected to exceed $120,000 in any fiscal year, and any related party has or will have a direct or indirect material interest. Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must notify the General Counsel of the facts and circumstances of the proposed transaction. If the General Counsel determines that the transaction could constitute a related party transaction, the General Counsel will report such transaction, together with a summary of the material facts, to the Audit Committee for consideration at the next regularly scheduled Audit Committee meeting. In considering a related person transaction, our Audit Committee will take several considerations into account, including:

•        whether the transaction was undertaken in the ordinary course of business;

•        whether the transaction was initiated by the Company or the related party;

•        the availability of other sources of comparable products or services;

•        whether the transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•        the purpose of, and the potential benefits to the Company of, the transaction;

•        the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party; and

•        the related party’s interest in the transaction;

Our Audit Committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: Attn: Corporate Secretary, Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.

Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors:

Chris Pavlovski Chairman and Chief Executive Officer
April 25, 2025

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 on our investor relations website at investors.rumble.com. A copy of our Annual Report on Form 10-K for the year ended December 31, 2024 is available without charge upon written request to: Corporate Secretary, Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228.

RUMBLE INC. 444 GULF OF MEXICO DRIVE LONGBOAT KEY, FL 34228 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RUM2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V70507-P30661 RUMBLE INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Withhold For Nominees: 2. Ratify the appointment of Moss Adams LLP as our independent auditors for the fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 1a. Christopher Pavlovski 1b. Nancy Armstrong 1c. Katie Biber 1d. Paul Cappuccio 1e. Phil Evershed 1f. Ryan Milnes 1g. Jerry Naumoff

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. RUMBLE INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 12, 2025, 10:00 AM ET THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Christopher Pavlovski and Sergey Milyukov, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RUMBLE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Eastern Time) on Thursday, June 12, 2025, atwww.virtualshareholdermeeting.com/RUM2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side V70508-P30661

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RUM2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V70509-P30661 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY RUMBLE INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Withhold 1a. Christopher Pavlovski 1b. Nancy Armstrong 1c. Katie Biber 1d. Paul Cappuccio 1e. Phil Evershed 1f. Ryan Milnes 1g. Nominee Withdrawn For Against Abstain 2. Ratify the appointment of Moss Adams LLP as our independent auditors for the fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. RUMBLE INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 12, 2025, 10:00 AM ET THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Christopher Pavlovski and Sergey Milyukov, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RUMBLE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Eastern Time) on Thursday, June 12, 2025, atwww.virtualshareholdermeeting.com/RUM2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side V70510-P30661